Exhibit 10.1(a)

BEFORE THE

PENNSYLVANIA PUBLIC UTILITY COMMISSION

Petition of Duquesne Light Company	:
For Approval of Default Service Plan	:	Docket No. P-00072247
For The Period January 1, 2008	:
Through December 31, 2010	:

STIPULATION

Duquesne Light Company (“Duquesne Light”), the Office of Trial Staff (“OTS”), the Office of Consumer Advocate (“OCA”), the Office of Small Business Advocate (“OSBA”), Dominion Retail, Inc. (“Dominion”), Reliant Energy, Inc. (“Reliant”), Conservation Consultants, Inc. (“CCI”), Constellation New Energy, Inc. and Constellation Energy Commodities Group, Inc. (collectively “Constellation”), Citizen Power, Inc. (“Citizen Power”), Exelon Corporation and Exelon Generation Company, LLC (collectively “Exelon”), Citizens For Pennsylvania’s Future (“PennFuture”), FirstEnergy Solutions Corp. (“FES”), the Pennsylvania Large Energy Users Coalition (“PALEUC”), Strategic Energy, LLC, Direct Energy, LLC and Retail Energy Supply Association (collectively, the “Parties”) either support, support in part and do not oppose the remainder, or do not oppose (as explained in footnote 1)1 this Stipulation to resolve all issues among them regarding Duquesne Light’s default service plan for the period January 1, 2008 through December 31, 2010.

1.	RESIDENTIAL CUSTOMERS.

[1]

Duquesne Light, OTS, OSBA, and Dominion join in the entire stipulation. The OCA joins in paragraphs 1 and 5 through 9 of the Stipulation and does not oppose the remaining paragraphs. Reliant supports Paragraphs 3A and 3B and does not oppose the remaining paragraphs. Constellation NewEnergy, Inc. and Constellation Energy Commodities Group, Inc. support only Paragraph 2.E. on the elimination of declining block energy rates on January 1, 2008 for small commercial and industrial customers with a monthly metered demand that is 25 kW or greater, and agree to waive the following rights (except as such rights relate to advocacy in support of the terms and conditions of Paragraph 2.E): (a) to file briefs and reply briefs; (b) to file exceptions and replies to exceptions; (c) to petition for reconsideration or reopening of the Commission’s final order; (d) to appeal the Commission’s final order; and, (e) to initiate or otherwise participate in any other proceeding before the Commission challenging the default service plan approved by the Commission. CCI, Citizen Power, Exelon, PennFuture, FES, and PALEUC do not oppose this Stipulation and so indicate by their signatory representation at the end of this Stipulation.

A.	Duquesne Light shall offer residential customers (Rate Schedules RS, RA and RH) default service at the rates set forth in Attachment A for the period January 1, 2008, through December 31, 2010. The supply rate for Rate RS customers over the three year period will be 7.1560 cents per kWh. In 2008 and 2009, the tail block supply rates for Rate RH customers will be increased by 0.3083 cents per kWh as compared to the tail block supply rates originally filed by the Company. In 2010, the supply rate for Rate RH customers will be a flat rate of 6.8950 cents per kWh. This rate is 0.2610 cents per kWh lower than the rate originally proposed by the Company for Rate RH customers in 2010.

B.	Duquesne Light will eliminate declining energy blocks for Rate RH and RA customers so that all residential default service customers are charged flat energy supply rates as of January 1, 2010.

C.	Ancillary service and PJM administrative costs for Residential customers will be recovered through the Transmission Service Charge (“TSC”) as set forth in Exhibit NJDK-3 of Duquesne St. No. 5.

2.	SMALL C&I CUSTOMERS.

A.	Duquesne Light shall offer small commercial and industrial (“Small C&I”) customers with maximum registered peak metered demands of less than 25 kW served under rate schedules GS/GM and GMH fixed rates for the 2008-2010 period at levels set forth in Attachment B. As filed and proposed class average default service supply rates for all small customer classes are provided as Attachment C.

B.	Duquesne Light shall offer Small C&I customers with maximum registered peak metered demands of 25 kW or greater served under rate schedules GM and GMH fixed rates for 2008, but subject to two market price rate adjustments (every six months) for supply delivered in calendar year 2009 and two market price rate adjustments (every six months) for supply delivered in calendar year 2010.

C.	The market price rate adjustment shall be calculated using the methodology described in Statement No. 3 of Duquesne Light’s testimony, except that rates shall be adjusted two times in 2009, on January 1, 2009 and July 1, 2009 and two times in 2010, on January 1, 2010 and July 1, 2010. Rather than calculate market price movements based on calendar year forward prices, Duquesne Light shall calculate market price movements based on six months of forward prices in 2009 and 2010 for the applicable six month rate period. The index shall be calculated according to the following schedule:

i.	On December 1, 2008 (for the six month rate period of January 1, 2009 ending June 30, 2009, based on the twenty trading days immediately preceding December 1, 2008),

ii.	On June 1, 2009 (for the six month rate period of July 1, 2009 ending December 31, 2009, based on the twenty trading days immediately preceding June 1, 2009),

iii.	On December 1, 2009 (for the six month rate period of January 1, 2010 ending June 30, 2010, based on the twenty trading days immediately preceding December 1, 2009), and

iv.	On June 1, 2010 (for the six month rate period of July 1, 2010 ending December 31, 2010, based on the twenty trading days immediately preceding June 1, 2010).

D.	For purposes of determining a particular customer’s eligibility for either the fixed rate or the indexed Small C&I customer rate during the next calendar year, Duquesne Light shall evaluate the customer’s 12 most recent months of monthly metered demand for that customer available in October of the preceding year. If the customer’s monthly metered demand is less than 25 kW in each of the 12 months, then that customer shall be eligible for the fixed default service rate for the next calendar year and automatically assigned to that rate as their default service rate effective with their January billing. However, if the customer’s monthly metered demand is 25 kW or greater for any single month of the 12 month period, then that customer shall be eligible for the indexed default service rate for the next calendar year and automatically assigned to that rate as their default service rate effective with their January billing. In no instance, shall a customer be eligible for more than one default service offering at a time. A new GS/GM or GMH customer or GS/GM and GMH customers with limited or no historical data shall be eligible for and assigned to the applicable default service based on Duquesne Light’s estimate of the customer’s peak monthly metered demand for the next 12 month period.

E.	As set forth in Duquesne Light’s Petition, declining block energy rates for Rate GS customers will be eliminated as of January 1, 2008. Declining block energy rates for Rate GM and GMH customers with a monthly metered demand less than 25 kW will be phased out by January 1, 2010. Declining block energy rates for Rate GM and GMH customers with a monthly metered demand that is 25 kW or greater will be eliminated on January 1, 2008. For 2008 and 2009, the declining block energy rates will be combined into a single rate. These rates are shown on Attachment B.

F.	Supply related demand charges for Small C&I customers will be phased out by January 1, 2010, as set forth in Duquesne Light’s Petition.

G.	Rider No. 5, Time of Day Discounts, will terminate on December 31, 2010.

H.	Ancillary service and PJM administrative costs for Small C&I customers will be recovered through the TSC as set forth in Exhibit NJDK-3 of Duquesne St. No. 5.

3.	LARGE C&I CUSTOMERS.

A.	Duquesne Light shall offer large commercial and industrial (“Large C&I”) customers default service at real-time hourly rates. Large C&I rate schedules include Rates GL, GLH, L and HVPS.

B.	Fixed Price Service Rider No. 8 is eliminated. Rule 45.2 regarding switching rules will be revised to eliminate its applicability to Large C&I rate schedules. In addition, Rider No. 23 (Generation Rate Adjustment) will be eliminated as it is only applicable to customers electing Rider No. 8.

C.	Rider No. 9 is revised to reflect a fixed administrative cost adder of $3.97 per MWh as set forth in Exhibit NJDK-3 of Duquesne St. No. 5.

4.	LIGHTING CUSTOMERS.

A.	Duquesne Light shall offer lighting customers (Rate Schedules AL, SE, SM, SH, UMS and PAL) default service at the rates set forth in Exhibit WVP-1 of Duquesne Statement No. 4 for the period January 1, 2008, through December 31, 2010.

B.	Ancillary service and PJM administrative costs for Lighting customers will be recovered through the TSC as set forth in Exhibit NJDK-3 of Duquesne St. No. 5.

5.	PURCHASE OF RECEIVABLES PROGRAM.

Duquesne Light’s Purchase of Receivables (“POR”) Program, as explained in the testimony of Nancy J. D. Krajovic and set forth as Exhibit NJDK-1 of Duquesne St. No. 5, is approved.

6.	POWER PROCUREMENT.

Duquesne Light is authorized to procure power for its Residential, Small C&I and Lighting default service customers through an amendment to its full requirements contract with its affiliate, Duquesne Power. The amendment to the contract is approved as an affiliated interest agreement. Duquesne Power will rely on competitive wholesale market purchases in PJM to obtain power for Duquesne Light’s default service customers.

7.	TARIFF MODIFICATIONS.

Duquesne Light is authorized to implement the changes to its Tariff Electric Pa. P.U.C. No. 24 that are reflected in Exhibit NJDK-3 of Duquesne St. No. 5 except that the tariff will be further modified to reflect the changes that are required by this Stipulation.

8.	RATE INCREASES.

Duquesne Light agrees not to seek a rate increase in default service rates (other than the adjustments specifically provided for herein with regard to Small C&I customers and as set forth in Duquesne Light’s Petition and supporting testimony) unless (i) Duquesne Power defaults on its power contract with Duquesne Light, and (ii) Duquesne Light Holdings defaults on its parent guarantee, and (iii) these defaults threaten the financial ability of Duquesne Light to continue providing reliable service to its customers. Duquesne Light also may seek a rate increase in default service rates in the event necessary regulatory approvals to carry out the default service plan as proposed by Duquesne Light and modified by the Stipulation are not obtained or maintained or if substantial modifications are required as a result of regulatory requirements.

9.	MISCELLANEOUS PROVISIONS.

A.	Except as modified herein, the Petition of Duquesne Light Company For Approval Of Default Service Plan For The Period January 1, 2008 Through December 31, 2010 is approved.

B.	Given the recent approval of the merger settlement at Docket Nos. A-110150F0035 and A-311233F0002 by the Pennsylvania Public Utility Commission, the cost allocation/cross subsidy issues raised by Strategic Energy, LLC and the Retail Energy Supply Association have become moot in this proceeding.

C.	In the event the Commission adopts final default service regulations that become effective prior to January 1, 2011, and they apply to plans filed prior to the effective date, Duquesne Light will be granted a waiver of those regulations to the extent that they conflict with the provisions of this Stipulation.

D.	This Stipulation may not be cited as precedent in any future proceedings, except to the extent required to implement or enforce the Stipulation.

E.	It is understood and agreed among the Parties that the Stipulation is the result of compromise, and does not necessarily represent the positions that would be advanced by any party in this proceeding absent the Stipulation.

F.	The Parties will support or not oppose this Stipulation at hearing and in any briefs that are filed in this proceeding and at all stages of this proceeding going forward from the date hereof.

G.	The Stipulation may only be amended by a written document duly agreed to and executed by the Parties.

H.	The Parties stipulate that all of the pre-filed written testimony of the Parties’ witnesses will be admitted into the record without objection and to waive cross examination of such testimony.

AGREED TO BY:

/s/ David B. MacGregor	Date:	4/25/07
David B. MacGregor
Michael W. Gang
Anthony D. Kanagy
Gary A. Jack
For Duquesne Light Company

/s/ Charles Daniel Shields	Date:	3/25/07
Charles Daniel Shields
For Office of Trial Staff

/s/ Sharon E. Webb
William R. Lloyd, Jr.	Date:	4/25/07
Sharon E. Webb
For Office of Small Business Advocate

/s/ Todd S. Stewart
Todd S. Stewart	Date:	4/25/07
Gary A. Jeffries
For Dominion Retail, Inc.

The following parties join in the parts of the Stipulation identified below and represent to the Pennsylvania Public Utility Commission that they do not and will not oppose the remaining provisions of this Stipulation, or its terms contained herein, as resolution of this proceeding or adoption by the Commission.

/s/ Tanya J. McCloskey
Tanya J. McCloskey	Date:	4/25/07
David T. Evrard
For Office of Consumer Advocate[2]

/s/ Jerry Langdon
Jerry Langdon	Date:	4/25/07
Ramona C. Cataldi
Brian J. Knipe
For Reliant Energy, Inc.[3]

[2]	The Office of Consumer Advocate joins in paragraphs 1 and 5 through 9 of the Stipulation and does not oppose the remaining paragraphs.
[3]	Reliant Energy, Inc. supports Paragraphs 3A and 3B and does not oppose the remaining paragraphs.

The following parties join in the parts of the Stipulation identified below.

/s/ David P. Zambito	Date:	4/25/07
David P. Zambito
For Constellation NewEnergy, Inc. and
Constellation Energy Commodities Group, Inc.[4]

The following parties do not join in this Stipulation but represent to the Pennsylvania Public Utility Commission that they do not and will not oppose this Stipulation, or its terms contained herein, as resolution of this proceeding or adoption by the Commission.

/s/ Nicholas A. Pasciullo	Date:	4/24/07
Nicholas A. Pasciullo
For Conservation Consultants, Inc.

/s/ John E. McCaffrey	Date:	4/25/07
John E. McCaffrey
For Citizen Power, Inc.

/s/ Adrian D. Newall
Kent D. Murphy	Date:	4/26/07
Adrian D. Newall
For Exelon Corporation and
Exelon Generation Company, LLC

[4]

Constellation NewEnergy, Inc. and Constellation Energy Commodities Group, Inc. support only Paragraph 2.E. on the elimination of declining block energy rates on January 1, 2008 for small commercial and industrial customers with a monthly metered demand that is 25 kW or greater, and agree to waive the following rights (except as such rights relate to advocacy in support of the terms and conditions of Paragraph 2.E): (a) to file briefs and reply briefs; (b) to file exceptions and replies to exceptions; (c) to petition for reconsideration or reopening of the Commission’s final order; (d) to appeal the Commission’s final order; and, (e) to initiate or otherwise participate in any other proceeding before the Commission challenging the default service plan approved by the Commission.

/s/ George Jugovic, Jr.	Date:	4/25/07
George Jugovic, Jr.
For Citizens For Pennsylvania’s Future

/s/ Kathy J. Kolich	Date:	4/26/07
Kathy J. Kolich
For FirstEnergy Solutions Corp.

/s/ Paul F. Forshay	Date:	4/25/07
Paul F. Forshay
Steven S. Goldenberg
For Pennsylvania Large Energy Users Coalition

The following parties join in the parts of the Stipulation identified below and represent to the Pennsylvania Public Utility Commission that they do not and will not oppose the remaining provisions of this Stipulation, or its terms contained herein, as resolution of this proceeding or adoption by the Commission.

/s/ Kevin J. Moody	Date:	4/26/07
Daniel Clearfield
Kevin J. Moody
For Strategic Energy, LLC; Direct Energy, LLC and the Retail Energy Supply Association[5]

[5]	Strategic, Direct and RESA support Paragraphs 3 and 5 of the Stipulation and do not oppose the remaining paragraphs.

Exhibit 10.1(b)

BEFORE THE

PENNSYLVANIA PUBLIC UTILITY COMMISSION

Petition of Duquesne Light Company	:
For Approval of Default Service Plan	:	Docket No. P-00072247
For The Period January 1, 2008	:
Through December 31, 2010	:

STIPULATION

Duquesne Light Company (“Duquesne Light”), Duquesne Industrial Intervenors (“DII”), Reliant Energy, Inc. (“Reliant”), Dominion Retail, Inc. (“Dominion”), Constellation NewEnergy, Inc. and Constellation Energy Commodities Group, Inc. (collectively “Constellation”), Direct Energy Services, LLC, (“Direct”) Strategic Energy, LLC, (“Strategic”) the Retail Energy Supply Association (“RESA”) and the Pennsylvania Large Energy Users Coalition (“PALEUC”) enter into this Stipulation to resolve all remaining issues among them in the above-captioned proceeding by joining in or agreeing not to oppose this Stipulation.

Duquesne Light will provide day ahead hourly pricing as its POLR service to its large C & I customers during the three year POLR period. Such offering shall be in accordance with the Day Ahead Pricing Guidelines, attached hereto as Exhibit A. Duquesne Light will revise its tariff in its compliance filing in this proceeding in accordance with these guidelines. It is understood the Customer shall be responsible for all operating reserve charges and other ancillary charges associated with the day-ahead hourly price service described in the attached guidelines.

It is understood and agreed among the Parties that the Stipulation is the result of compromise, and does not necessarily represent the positions that would be advanced by any party in this proceeding absent the Stipulation.

EITHER AGREED TO BY OR NOT OPPOSED BY:

/s/ David B. MacGregor	Date:	5/2/07
David B. MacGregor
Michael W. Gang
Anthony D. Kanagy
Gary A. Jack
For Duquesne Light Company

/s/ Pamela C. Polacek	Date:	5/2/07
Pamela C. Polacek
Adam L. Benshoff
For Duquesne Industrial Intervenors

/s/ David P. Zambito (Not Opposed)	Date:	5/2/07
David P. Zambito
For Constellation NewEnergy, Inc. and
Constellation Energy Commodities Group, Inc.

/s/ Todd S. Stewart (Not Opposed)	Date:	5/2/07
Todd S. Stewart
Craig R. Burgraff
Gary A. Jeffries
For Dominion Retail, Inc.

/s/ Paul F. Forshay (Not Opposed)	Date:	5/1/07
Paul F. Forshay
Steven S. Goldenberg
For Pennsylvania Large Energy Users Coalition

/s/ Kevin J. Moody	Date:	5/1/07
Daniel Clearfield
Kevin J. Moody
For Retail Energy Supply Association

/s/ Kevin J. Moody	Date:	5/1/07
Daniel Clearfield
Kevin J. Moody
For Direct Energy Services, LLC

/s/ Jerry Langdon (In Support)	Date:	5/2/07
Jerry Langdon
Brian Knipe
For Reliant Energy, Inc.

/s/ Kevin J. Moody	Date:	5/1/07
Daniel Clearfield
Kevin J. Moody
For Strategic Energy, LLC

Exhibit 10.1(c)

BEFORE THE

PENNSYLVANIA PUBLIC UTILITY COMMISSION

Petition of Duquesne Light Company	:
For Approval of Default Service Plan	:	Docket No. P-00072247
For The Period January 1, 2008	:
Through December 31, 2010	:

STIPULATION

Duquesne Light Company (“Duquesne Light”), Direct Energy Services, LLC (“Direct”) and the Office of Small Business Advocate (“OSBA”) enter into this Stipulation to resolve all remaining issues among them in the above-captioned proceeding.

1.	Direct supports or does not oppose the Stipulation among various parties dated April 25, 2007, in the above-captioned proceeding (the “General Stipulation”).

2.	No later than three months after the Commission’s order approving this Stipulation and the General Stipulation, Duquesne Light will convene a collaborative regarding a Market Share Threshold (“MST”) program offering a discount to approved POLR rates. The program will be limited to 5,000 GS and GM customers with maximum measured peak demands of less than 25 kW. Duquesne Light, the OSBA and Direct will participate in that collaborative. Other parties in the above-captioned proceeding also will be invited to participate.

3.	If Duquesne Light, the OSBA and Direct agree on a proposal, it will be filed as a Joint Petition with the Commission for approval. Duquesne Light’s affiliated electric generation supplier will be permitted to participate as a bidder in the MST program. The MST program shall commence on the date approved by the Pennsylvania Public Utility Commission and end on December 31, 2010.

4.	If a Joint Petition is filed, all other parties in the above-captioned proceeding shall have the right to support or oppose the Joint Petition.
5.	If the collaborative does not produce a consensus proposal by April 1, 2008, Direct may file a Petition seeking Commission approval of an MST proposal consistent with the terms set forth in Paragraphs 2 and 3.

AGREED TO BY:

/s/ David B. MacGregor	Date:	4/26/07
David B. MacGregor
Michael W. Gang
Anthony D. Kanagy
Gary A. Jack
For Duquesne Light Company

/s/ Sharon E. Webb	Date:	4/26/07
William R. Lloyd, Jr.
Sharon E. Webb
For Office of Small Business Advocate

/s/ Kevin J. Moody	Date:	4/26/07
Daniel Clearfield
Kevin J. Moody
For Direct Energy Services, LLC